                                                                   EXHIBIT 10.29

                                      LEASE

          1.   PARTIES. This Lease is entered into as of this 31st day of
               -------
January, 1996, by and between KENT CENTENNIAL LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord"), and HDE, INC., a Washington corporation (as "Tenant").

          2.   PREMISES. Landlord hereby leases to Tenant and Tenant hereby
               --------
leases form Landlord upon the terms and conditions herein set forth that certain space (the "Premises") containing approximately 4,422 square feet of floor area, all as shown on Exhibit A attached hereto and incorporated herein by this
                ---------
reference. The Premises constitute a portion of a building (the "Building") located at 400 West Gowe, Kent, Washington, and situated upon the real property legally described on Exhibit B attached hereto and incorporated herein by this
                     ---------
reference (the "Land").

          3.   COMMON AREAS. The following areas adjacent to or located in or on
               ------------
the Premises, Building, or Land shall constitute common areas available for Tenant's non-exclusive use including without limitation: walkways, hallways, stairways, driveways, lavatories, janitorial rooms, mechanical rooms, electrical rooms, landscaped areas and grounds, parking areas, Parking Garage and all other areas used in common by the tenants of the Building, Landlord, and invitees and employees of Tenant. All Common Areas shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord, in its sole discretion, shall determine. Landlord may, from time to time in Landlord's sole discretion, alter, modify or change the dimensions and location of the Common Areas, or designate portions of the Common Areas for the exclusive use of tenants of the Building. Tenant and others entitled or allowed to use the Common Areas shall be subject to and shall comply with rules and regulations applicable to the Common Areas as may be established by Landlord from time to time.

          4.   LEASE TERM AND COMMENCEMENT DATE. This Lease shall be for a term
               --------------------------------
of twelve (12) months and shall, subject to the provisions of this paragraph, commence on February 1, 1996 (the "Commencement Date"), and shall end on that date which is one (1) day prior to twelve (12) months thereafter, or January 31, 1997 (the "Termination Date").

               4.1  Tenant Improvements. Landlord shall furnish and install
                    -------------------
within the Premises, the Tenant Improvements in accordance with final plans and specifications shown on Exhibit A and in accordance with the Work Letter
                        ---------
attached hereto. Landlord shall, in accordance with the provisions of the Work Letter attached hereto and incorporated herein by this reference, complete the Tenant Improvements to the Premises pursuant to the Work Letter. The Tenant Improvements shall be deemed completed three (3) business days after the date Landlord's contractor certifies to Tenant in writing that the Tenant Improvements are substantially completed pursuant to the Work Letter, subject to the completion of minor "punch list" items not necessary for Tenant's use or occupancy of the Premises. Landlord shall, after substantial completion, cause the punch list items to be promptly and diligently completed.

          5.   RENT; ADDITIONAL RENT.
               ---------------------
               5.1  Monthly Rent. Tenant agrees to pay Landlord as Rent, without
                    ------------
notice or demand, the sums for the time periods shown on the Rent Schedule attached hereto as Exhibit C (the "Monthly Rent"), in advance, on or before the
                   ---------
first day of the month in which the

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Commencement Date occurs, and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Monthly Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the Monthly Rent herein, based upon a thirty (30) day month. The Monthly Rent payable hereunder shall be subject to adjustment as hereinafter provided in subparagraph 5.2, and Tenant agrees to pay as additional rental, the amount of the rental adjustments and other charges required by this Lease. All Rent shall be paid to Landlord at the address to which notices to Landlord are to be given, in accordance with paragraph 27.17 herein, without deduction or offset in lawful money of the United States of America, or to such other persons or at such other place as Landlord may from time to time designate in writing.

               5.2  Monthly Rent Adjustment; Additional Rent. It is agreed that
                    ----------------------------------------
the Monthly Rent called for in subparagraph 5.1 above includes Tenant's Share of "Operating Expenses." The amount of annual Operating Expenses which Landlord has included within the Monthly Rent at the commencement of the Lease term is $4.95 per square foot per year ("Operating Expenses Base"). As used herein, "Operating Expenses" shall mean:

                    5.2.1     Operating Expenses. Operating Expenses include any
                              ------------------
          and all costs and expenses directly related to and incurred by Landlord in connection with the repair, operation, and maintenance of the Building, including interior and exterior maintenance, all costs to maintain, repair and replace Common Areas, including covered and uncovered parking areas (including the Parking Garage), elevators, sidewalks, driveways, exterior walls (including periodic painting thereof), roof membrane and surface, and all other areas used in common by tenants of the Building and, in addition, the structural parts including glass and doors, (but excluding foundation, structural portions of the roof, concrete walls and the concrete floors and subflooring (but not he finish thereon)); all reasonable costs to supervise, manage, and administer the maintenance of the Building and the Land, including the Common Areas, and such fees (not to exceed four percent (4%) of the Monthly Rent) as may be paid to a third party in connection with such supervision and management or a fee to Landlord or Landlord's designee to supervise and administer the maintenance of the Building and the Land, including the Common Areas, including wages, salaries, and benefits of personnel engaged in the management, operation, maintenance or repair of the Building and the Land; the costs of the annual determination of the operating expenses, the amortization of capital investments made to reduce operating costs limited, however, to the amount of the resulting reduction in Operating Expenses, and the amortization of extraordinary repairs made to extend the life of the Building in accordance with generally accepted operational and maintenance procedures as such repairs are amortized over their useful life in accordance with reasonable and sound operational and accounting practices; the amortization of capital investments made to the Building and Common Areas required by governmental law or action; and all costs of services furnished by Landlord, including janitorial, security, gardening, landscaping, and related costs and expenses, licenses, permits, and inspection fees, the cost of supplies, materials, equipment, and tools used in connection with the maintenance, operation, or repair of the Building and Land, and all other costs and expenses directly related to the operation, maintenance, and repair of the Building, Land and Common Areas, (excluding, however, such costs which are the responsibility of third parties or other tenants of the Building). Operating Expenses shall also include: Real estate taxes and insurance defined as follows:

                Real estate taxes. All real estate taxes, including, without
                -----------------
                limitation, any installments payable for any improvement assessments, personal property taxes, and any and all other governmental charges, general or special, ordinary or extraordinary, of any kind and nature whatsoever, including without limitation, surcharges levied upon or assessed upon parking spaces or areas (including the

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                Parking Garage), and payments to public transit or carpooling facilities required by any governmental agency; and

                Insurance. Any and all insurance premiums including fire,
                ---------
                extended coverage, public liability, boiler, elevator, D.I.C., property damage, and other insurance premiums as such amounts relate to the Premises, the Building, and the Land on which the Premises are located.

                    5.2.2   Tenant's Share of Operating Expenses.  Tenant's
                            ------------------------------------
          Share of Operating Expenses shall equal its prorated share of the total Operating Expenses calculated by dividing the actual square foot area of the Premises by the actual total leasable area in the Building containing the Premises. As of the date of this Lease, it is estimated that Tenant's Share will be 6.2%. Operating Expenses covering a period not within the term of this Lease shall be prorated.

                    5.2.3   Adjustment.  For purposes of Tenant's paying its
                            ----------
          share of Operating Expenses, Tenant and Landlord agree that the Monthly Rent called for in subparagraph 5.1 above is subject to adjustment at the beginning of each calendar year for the term hereof. The Monthly Rent shall be adjusted to include Tenant's Share of Operating Expenses in excess of the Operating Expenses Base of $4.95 per square foot per year. If Tenant's Share of the Operating Expenses paid or incurred by Landlord for any calendar year exceeds the Operating Expenses Base included in Tenant's Monthly Rent, then Tenant shall pay such excess as additional rent.

                    On March 1 after the beginning of each calendar year of the term hereof, Landlord shall give to Tenant a statement of any additional rent payable by Tenant hereunder for the previous year, which shall be due and payable within thirty (30) days of Tenant's receipt of said statement. In addition, Tenant shall pay Tenant's Share of Landlord's estimate of the amount by which the Operating Expenses shall exceed the Operating Expenses Base. This estimated amount shall be divided into twelve (12) equal monthly installments. Tenant shall pay to Landlord, concurrently with the regular Monthly Rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular Monthly Rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered.

                    If, in any calendar year the actual amount of Tenant's Share of actual Operating Expenses which is in excess of the Operating Expenses Base is less than the payments made by Tenant during that year, then upon receipt of Landlord's statement, Landlord shall pay the excess to Tenant at the time Landlord furnishes said statement, or credit the excess toward Tenant's payments of Tenant's Share of Operating Expenses in the next succeeding calendar year, at Tenant's sole election. However, in no event shall Tenant be credited for any amount which will cause Tenant's rent to be reduced below the Monthly Rent established in paragraph 5.1 above.

                    Even though the term is expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay an increase due over the estimated Operating Expenses paid and, conversely, any overpayment made in the event said Operating Expenses decrease shall be immediately rebated by Landlord to Tenant.

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          5.3   Occupancy Adjustment Period. In the event the average occupancy
                ---------------------------
level of the Building for any year of the Lease term was or is not ninety five percent (95%) or more of full occupancy, the sum of all costs and expenses comprising of the Operating Expenses of such year shall be adjusted proportionately by Landlord to reflect those costs which would have occurred had the Building been ninety five percent (95%) occupied during such year.

          5.4  Change in Method of Taxation. If, at any time during the term of
               ----------------------------
this Lease, the present method of taxation is changed to that in lieu of or in addition to the whole or part of any taxes, assessments, or charges levied, assessed, or imposed upon real estate and the improvements thereon, there is levied, assessed, or imposed on Landlord a capital levy, or other tax directly on the rents received or a franchise tax assessment, levy, or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Land or any other tax or assessment, levied or assessed in lieu of or in addition to present taxes, assessments or charges, then all such other or additional taxes, assessments, levies, or charges will be deemed to be included within the term "real estate taxes" for the purposes hereof.

     6.   SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Five
          ----------------
Thousand Five Hundred Ninety Three Dollars ($5,593.00) as of the date of execution of this Lease, as a security deposit. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenants defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for payment of any rent or any other sum in default or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep the security deposit separate from its general funds. Landlord shall receive any and all interest accruing on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or, at Landlord's option, to the last assignee of Tenant's interest hereunder (within 10 days following expiration of the Lease term). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. The use by Landlord of all or a portion of the security deposit shall not constitute a limitation on Tenant's liability.


     7.   USE OF PREMISES. Tenant's use and occupancy of the Premises shall be
          ---------------
for general office purposes. Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

          7.1  Uses Prohibited. No retail sales shall be made on the Premises.
               ---------------
Tenant shall not do or permit anything to be done in or about the Premises nor bring of keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

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          7.2  Compliance With Law. Tenant shall not use or permit the use of
               -------------------
the Premises in any way in conflict with any law or governmental rule. Tenant shall, at its sole cost, promptly comply with all such laws and governmental rules, including, without limitation, the Americans With Disabilities Act and with the requirements of any board of fire underwriters or similar bodies now or hereafter constituted relating to the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant that Tenant has violated any law or governmental rule, whether or not Landlord is a party, shall be conclusive of that fact as between Landlord and Tenant.

          7.3  Use of Parking Garage; Parking Charges. The Parking Garage and
               --------------------------------------
parking areas shall be used for vehicle parking only and not for storage. Garbage and refuse awaiting collection which may be placed in parking areas or the parking Garage shall be stored in dumpster type containers which shall be placed in areas away from public view. Use of the parking areas and Parking Garage shall be subject to parking charges as determined by Landlord in its sole discretion, from time to time, during the term of this Lease. Tenant shall have available to it a parking ratio of 3.5 parking stalls per 1,000 rentable square feet in the restricted area of the Parking Garage, provided, however, such stalls are on a first come, first served basis only.

     8.   ALTERATIONS AND ADDITIONS. Tenant shall not make or allow to be made
          -------------------------
be made any alterations, improvements, or changes to or of the Premises or any part thereof, including tenant improvements, without the prior written consent of Landlord, and all improvements, alterations, or changes so made shall become a part of the leased Premises and shall belong to Landlord upon expiration or sooner termination of this Lease, unless Landlord requests that Tenant remove the same upon termination or relocation under this Lease. In connection with Landlord's determination regarding Landlord's consent, Landlord may request and Tenant shall provide Landlord with current financial information regarding Tenant's creditworthiness in order that Landlord may determine, in the exercise of its reasonable judgment, Tenant's financial capability to pay for such alterations, improvements, or changes to or of the Premises. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense.

     9.   MAINTENANCE AND REPAIRS. Responsibility for maintenance and repairs
          -----------------------
shall be allocated between Landlord and Tenant as follows:

          9.1  Tenant's Obligations. By taking possession of the Premises,
               --------------------
Tenant shall be deemed to have accepted the Premises as being clean and in good order, condition, and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations), including without limitation the maintenance, replacement, and repair of any doors, windows, and window casements. Tenant shall further, at Tenant's sole cost and expense, repair any damage to plumbing, pipes, electrical wiring, and conduits located within the Premises that occurs as a result of Tenant's neglect in its use of these improvements to the Premises. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Damage caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

          9.2  Landlord's Obligations. Upon receipt of written notice of the
               ----------------------
need for the same, subject to the provisions of paragraph 5 hereinabove, Landlord shall arrange for the repair and maintenance of the structural portions of the Building, including the concrete walls and the concrete floors and subflooring (but not the finish thereon), structural portions of the roof and foundation. In the event the Building of which the Premises are a part is occupied by third parties, in addition to Tenant, and in the event such maintenance and repairs are necessitated in whole or in part by the acts, neglect, fault, or omission of any duty by Tenant, its agents,

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servants, employees, invitees, Tenant shall pay to Landlord the entire cost of such maintenance and repairs, rather than a prorated portion thereof as provided in paragraph 5. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.

     10.  LIENS. Tenant shall keep the Premises and the Land on which the
          -----
Premises are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 -1/2) times the estimated cost of any improvements, additions, or alterations in the Premises which Tenant desires to make with Landlord's prior consent, to insure Landlord against any liability from mechanics' and materialmen's liens, and to insure completion of the work. On final determination of any lien and/or claim for lien, Tenant shall immediately pay any judgment rendered, together with all proper costs and charges, and shall have the lien released or judgment satisfied at no cost to Landlord.

     11.  HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord from
          -------------
and against any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by Tenant in or about the Premises and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act or negligence of Tenant or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon. In any action or proceeding brought against Landlord by reason of such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Landlord shall not be liable to Tenant for damage to Tenant or Tenant's property or injury to persons in, upon, or about the Premises from any cause, except that Landlord shall be liable to Tenant for damage to Tenant or Tenant's property resulting from the intentional acts of Landlord, its agents or employees. Landlord or its agent shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface, or from any other place resulting from dampness, or from any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, or employees. Landlord or its agent shall not be liable for interference with the light or air, or for any latent defect in the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

     12.  SUBROGATION. So long as their respective insurers so permit, Landlord
          -----------
and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements if required by their insurer, to evidence compliance with the aforementioned waiver.

     13.  LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and
          -------------------
keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises. Such insurance shall be in amount not less than $1,000,000 Combined Single Limit with respect to injuries to or death of persons, and/or destruction of or damage to property. The limit of any such insurance shall not, however, limit the liability of

Tenant hereunder. Tenant may provide this insurance under a blanket policy provided said insurance shall have a landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same at the expense of Tenant. Insurance required hereunder shall be in companies rated A-XI or better in "Best's Insurance Guide." Tenant shall deliver to Landlord, prior to right of entry, certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage by the Tenant without prior written consent of Landlord. All such policies shall be written as primary policies not contributing with and not only in excess of coverage which Landlord may carry. Landlord shall, as an Operating Expense, cause to be obtained and kept in force during the term of this Lease a policy of hazard and casualty insurance, with replacement coverage in an amount acceptable to Landlord's lender.


     14.  SERVICES AND UTILITIES. Provided that Tenant is not in default
          ----------------------
hereunder, Landlord agrees to furnish to the Premises during the hours of 6:45 A.M. to 7:00 P.M. on generally recognized business days, and during non-business hours and non-business days, on an access and override basis, and subject to the reasonable rules and regulations of the Building of which the Premises are a part, the following services: (a) electricity for normal lighting and routine office machines, (b) heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and maintenance of a reasonable temperature in the Premises; (c) janitorial services unless Tenant advises Landlord of Tenant's desire to provide its own janitorial services; and
(d) water in quantities reasonably used by Tenant. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however, occurring, through or in connection with or incidental to failure to furnish any of the foregoing, except to the extent such loss or injury is directly caused by Landlord. Wherever h eat generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.


     Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including machines which require electricity in excess of that normally used by office machines such as photocopiers and mini computers, which will in any way increase the amount or electricity usually furnished or supplied for the use of the Premises as office space; nor connect with electric current except through existing electrical outlets in the Premises as agreed to in Tenant Improvements, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which consent shall not be unreasonably withheld, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the excess amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Landlord and if excessive usage is disclosed by said meters, Tenant agrees to pay to Landlord promptly upon demand, therefor by Landlord, for all such water and electric current consumed as shown by said meters, at the rate charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

     15.  PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid before
          -----------------------
delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all tenants' equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of the Tenants' equipment, furniture, fixtures, and any other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

     16.  ENTRY BY LANDLORD. At any and all reasonable times during regular
          -----------------
business hours, upon one (1) day's prior written notice to Tenant, Landlord reserves and shall have the right to enter the Premises to inspect the same a reasonable number of times, to submit the Premises to prospective purchasers or tenants, to repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall have the right to use any and all means which Landlord may deem proper to open any doors or otherwise obtain access to the Premises in an emergency, without liability to Tenant except for any failure to exercise due care for Tenant's property, and any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.


     17.  ASSIGNMENT AND SUBLETTING. It is understood and agreed that Landlord
          -------------------------
may fully assign its interest in this Lease as Landlord. Tenant shall not either voluntarily or by operation of law assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest therein and shall not sublet the Premises or any part thereof or any right or privilege appurtenant thereto or allow any person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises or any portion thereof without the prior written consent of Landlord. Landlord reserves the right to recapture the Premises, or applicable portions thereof, in lieu of giving its consent by notice given to Tenant within fifteen (15) days after receipt of Tenant's request for assignment or subletting and delivery of all reasonable information or any such assignee or subtenant as requested by Landlord. Such recapture shall terminate this Lease as to the applicable space effective on the prospective date of the assignment or subletting, which shall be the last day of a calendar month and not earlier than sixty (60) days after receipt of Tenant's request for assignment or subletting and delivery of all reasonable information on any such assignee or subtenant as requested by Landlord. If Landlord elects not to recapture and thereafter gives its consent, Landlord and Tenant agree that Landlord may charge Tenant a reasonable sum to reimburse Landlord for legal and administrative costs incurred in connection with such consent; and that from the date of such assignment or sublease of this Lease, Landlord shall receive any rental, fees, and other proceeds payable by such subtenant or assignee in excess of the rent to be paid to Landlord under the terms of this Lease. Any such assignment or subletting without compliance with the terms of this paragraph shall be void and shall, at the option of Landlord, constitute a default under the terms of this Lease. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation, or liquidation or any change in the ownership or power to vote in the majority of the outstanding voting stock of Tenant shall constitute an assignment for purposes of this paragraph. If Tenant is a partnership, any change in the individuals or entities of which the partnership is composed shall constitute an assignment for purposes of this paragraph. A consent to one assignment, subletting, occupation, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Landlord may assign the rental herein provided to any person, partnership, corporation, or bank, and Tenant agrees when notified in writing by the assignee of such assignment to make the rental payments to assignee under the terms of said assignment.


     18.  HOLDING OVER. If Tenant remains in possession of the Premises or any
          ------------
part thereof after the expiration of the term of this Lease with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of 125% of the last monthly minimum rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.


     19.  TENANT'S DEFAULT. The occurrence of any one or more of the following
          ----------------
events shall constitute a default and breach of this Lease by Tenant.



          19.1  Abandonment. Tenant vacates or abandons the Premises while the
                -----------
rent remains unpaid;

          19.2  Failure to Pay Rent. Tenant fails to make any payment of rent or
                -------------------
any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) business days after written notice thereof by Landlord to Tenant;

          19.3  Failure to Observe Other Covenants. Tenant fails to observe or
                ----------------------------------
perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph 19.1 and
19.2 above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for such cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) days and thereafter, diligently prosecutes such cure to completion;

          19.4  Insolvency. Tenant makes any general assignment or general
                ----------
arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjusted a bankrupt, or a petition to reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days) or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease where such seizure is not discharged within thirty (30) days:


          19.5  Misrepresentation. Tenant makes or has made or furnishes or has
                -----------------
furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished; or


          19.6  Failure To Take Possession. Tenant fails to take possession of
                --------------------------
the Premises when Landlord delivers the same by notifying Tenant that the Premises are ready for occupancy.

          20.  REMEDIES ON DEFAULT. In the event of any default or breach by
               -------------------
Tenant, Landlord may, at any time thereafter with or without notice or written demand in the exercise of a right or remedy which Landlord may have by reason of such default or breach, terminate this Lease by written notice to Tenant, revoke the Tenant's right to any free rent (whereupon any such free rent shall become due and payable to Tenant), reenter and take possession of the Premises without termination of this Lease, declare all Rent to become due during the initial term of this Lease to be fully and immediately due and payable, or pursue any remedy allowed by law. Tenant agrees to pay Landlord the cost of recovering possession of the Premises, the expenses of reletting, and any other costs or damages arising out of Tenant's default, including, without limitation, the costs of removing persons and property from the Premises, the costs of repairing or altering the Premises for reletting, brokers' commissions, and legal expenses and fee. Notwithstanding any termination, reentry, or reletting, the liability of Tenant for the rent and additional rent for the balance of the term of this Lease shall not be extinguished and Tenant shall pay and Landlord may recover from Tenant at the time of termination, reentry, or reletting, the excess, if any, of the amount of the rent reserved in this Lease for the balance of the term hereof over the then reasonable rental value of the Premises for the same period. Reasonable rental value shall mean the amount of rental which Landlord does or could reasonably be expected to obtain as rent for the remaining balance of the Lease term. In the event that Landlord relets the Premises or any part thereof without first terminating Tenant's right to possession pursuant to this Lease, Landlord reserves the right, at any time thereafter, to elect to terminate Tenant's right to possession to that portion of the Premises for the default that originally resulted in the reletting.


          20.1  Remedies Cumulative. The remedies hereinafter described shall be
                -------------------
cumulative and Landlord shall be entitled to pursue any other remedy now or hereafter available to Landlord under the law or judicial decisions of the State of Washington.

          20.2  Removal of Personal Property. In the event of a retaking of
                ----------------------------
possession of the Premises by Landlord, Tenant shall remove all personal property located thereon and upon failure to do so upon demand of Landlord, Landlord may remove and store the same in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at a public or private sale and shall apply the proceeds of such sale first to the cost of such sale, secondly to the payment of the charges for storage, if any, and thirdly to the payment of any other sums of money which may be due from Tenant to Landlord under the terms of this Lease, and the balance, if any, to Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord's lawfully reentering and taking possession of the Premises or lawfully removing and storing the property of Tenant as herein provided and will save Landlord harmless from loss or damages occasioned by Landlord thereby, whether such lawful reentry shall be considered or construed to be a forcible entry.



     21.  DAMAGE AND RECONSTRUCTION. Should the Premises be damaged during the
          -------------------------
term of this Lease, Tenant shall immediately notify Landlord and the rights and responsibilities of Landlord and Tenant shall be as follows:


          21.1  Insured Damage. In the event the Premises are damaged by fire or
                --------------
other perils covered by extended coverage insurance, Landlord agrees to forthwith commence repair of the same to the extent of insurance proceeds available and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the minimum monthly rent from the date of such damage and while such repairs are being made until such repairs are substantially completed, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall unreasonably interfere with the business carried on by Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.


          21.2  Other Damage. In the event the Premises are damaged as a result
                ------------
of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith commence repair of the same, provided the extent of the destruction is less than ten percent (10%) of the then full replacement cost of the Premises. In the event the destruction of the Premises is to an extent of ten percent (10%) or more of the full replacement cost, then Landlord shall have the option (a) to repair or restore such damage, this Lease continuing in full force and effect, but the minimum monthly rent to be proportionately reduced as hereinabove provided as for the date of such damage and while such repairs are being made until such repairs are substantially completed, or (b) to give notice to Tenant at any time within (60) days after such damage, terminating this Lease as of the date specified by Landlord.

          21.3  Damage During Last Twelve Months. Notwithstanding anything to
                --------------------------------
the contrary continued in this paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damage resulting from any casualty covered under this paragraph occurs during the last twelve (12) months of the term of this Lease. In such event, Landlord may, at Landlord's option: (a) terminate this Lease in the manner provided in subparagraph 21.2 above; or (b) reduce the minimum monthly rent by a proportion equal to the extent, if any, the damage interferes with the business carried on by Tenant in the Premises in the manner provided in subparagraph 21.2 above.

          21.4  Damage To Tenant's Property. Landlord shall not be required to
                ---------------------------
repair any injury or damage by fire or other cause or to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

     22.  EMINENT DOMAIN.
          --------------

          22.1  Taking. If twenty-five percent (25%) or more of the Premises
                ------
shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right at its option within sixty (60) days after said taking to terminate this Lease upon thirty
(30) days' written notice.

          22.2  Partial Taking. If less than twenty-five percent (25%) of the
                --------------
Premises are taken (or 25% or more of the Premises are taken and neither party elects to terminate as herein provided) the minimum rent thereafter to be paid shall be equitably reduced. If any part of the Building of which the Premises are a part may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant.

          22.3  Award. In the event of any taking or appropriation whatsoever,
                -----
Landlord shall be entitled to any and all awards or settlements which may be given and Tenant shall have no claim against the condemning authority or Landlord for the value of any unexpired term of this Lease and Tenant hereby assigns to Landlord any and all claims to any award or settlement. Nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for Tenant's moving expenses.

     23.  SIGNS.
          -----

          23.1  Tenant Signs. No signage shall be installed on the Premises by
                ------------
Tenant. All signage within the Building and Premises shall be installed by Landlord, at Landlord's expense, as a part of the completion of the Tenant Improvements. Any such signage shall comply with and be subject to the Sign Guidelines attached hereto as Exhibit D and incorporated herein by this
                              ---------
reference. Any such signs shall be the property of Landlord.

          23.2  For Lease or Sale Signs. At any time within one hundred eighty
                -----------------------
(180) days prior to the expiration of this Lease, Landlord may place upon the Premises "for lease" signs. Landlord may place "for sale" signs on the Premises at any time during the Lease term.

     24.  SUBORDINATION AND MODIFICATION BY LENDER. Tenant agrees that this
          ----------------------------------------
Lease shall be subordinate to any mortgage or deed of trust that may hereafter be placed upon the Premises or the Building and to any and all advances to be made thereunder to the interest thereon, and all renewals, replacements, and extensions thereof; provided, the mortgagee or trustee named in such mortgage or deed of trust shall agree in writing to recognize the Lease of Tenant in the event of foreclosure, if Tenant is not in default. In the event any mortgagee or trustee elects to have the Lease a prior lien to its mortgage or deed of trust, then in such event, upon such mortgagee or trustee notifying Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or deed of trust whether or not this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Within fifteen (15) business days of presentation, Tenant agrees to execute any documents which such mortgagee or trustee may require to effectuate the provisions of this paragraph. Tenant further agrees that, if in connection with obtaining financing for the Land, Building, or Premises, a lender shall request modification of this Lease as a condition to such financing, Tenant shall not withhold, delay or defer its consent thereto, provided that such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

     25.  TENANT'S STATEMENT. Tenant shall at any time and from time to time
          ------------------
upon not less than ten (10) business days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by any prospective purchaser or encumbrancer of the Land, Building, or Premises.

     26.  HAZARDOUS SUBSTANCES. Tenant shall not generate, release, spill,
          --------------------
store, deposit, transport, or dispose of (collectively "Release") any hazardous substances, sewage, petroleum products, hydrocarbons, radioactive substances, medicinal, bacteriological, medical wastes, or disease-producing substances, hazardous materials, toxic substances or any pollutants or substances defined as hazardous or toxic in accordance with applicable federal, state, and local laws and regulations ("Hazardous Substances") in, on or about the Premises, Building, Common Areas or Land. In the event, and only in the event, Landlord approves such Release of Hazardous Substances on the Premises, Building, Common Areas or Land, Tenant agrees that such Release shall occur safely and in compliance with all applicable federal, state, and local laws and regulations. Tenant shall indemnify, hold harmless and defend Landlord from any and all claims, liabilities, losses, damages, cleanup costs, response costs, and expenses (including reasonable attorneys' fees) arising out of or in any way related to the Release by Tenant, or any of its agents, representatives, or employees, or the presence of such Hazardous Substances in, on or about the Premises, Building, Common Areas or Land caused by Tenant or any of its agents, representatives or its employees, and occurring at any time after the Commencement Date. Landlord shall indemnify, hold harmless and defend Tenant from any and all claims liabilities, losses, damages, cleanup costs, response costs, and expenses (including reasonable attorneys' fees) arising out of or in any way related to the presence of Hazardous Substances in, on or about the Premises caused by Landlord or any of its agents, representatives or employees. The provisions of this paragraph shall survive termination or expiration of this Lease.

     27.  GENERAL PROVISIONS. Landlord and Tenant agree to the following general
          ------------------
provisions:

          27.1 Waiver. The waiver by Landlord of any term, covenant, or
               ------
condition herein contained shall not be deemed to be the waiver of such term, covenant, or condition upon any subsequent breach of the same or of any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant, or condition of this Lease other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

          27.2 Joint Obligation. If there be more than one Tenant, the
               ----------------
obligations hereunder imposed shall be joint and several.

          27.3 Time. Time is of the essence of this Lease and each and all of
               ----
its provisions in which performance is a factor.

          27.4 Paragraph Headings. The paragraph headings of this Lease are not
               ------------------
a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          27.5 Successors and Assigns. The covenants and conditions herein
               ----------------------
contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

          27.6 Recordation. Neither Landlord nor Tenant shall record this Lease,
               -----------
but a short form memorandum hereof may be recorded at the request of Landlord.

          27.7 Quiet Possession. Upon Tenant paying the rent reserved hereunder
               ----------------
and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease. The Premises are leased subject to any and all existing encumbrances conditions, rights, covenants, easements, restrictions, rights-of-way, and any matters of record, applicable zoning and building laws, and such matters as may be disclosed by inspection or survey.

          27.8 Overdue Rent. Unpaid installments of the minimum monthly rent,
               ------------
Additional Rent, or other sums due hereunder shall, if not timely paid, be subject to a late charge of Fifty and No/100 Dollars ($50.00) to cover the excess costs of administration and shall bear interest from the date due at the publicly announced prime rate for commercial borrowers of Seattle First National Bank, Head Office, plus five percent (5%) until all rent and interest has been paid in full.

          27.9 Prior Agreements. This Lease contains all of the agreements of
               ----------------
the parties hereto with respect to any matter covered or mentioned in this Lease and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding upon any party until fully executed by both parties hereto.

          27.10 Inability to Perform. This Lease and the obligations of Tenant
                --------------------
hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of god, or any other cause beyond the reasonable control of Landlord.

          27.11 Partial Invalidity. Any provisions of this Lease which shall
                ------------------
provide to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          27.12 Cumulative Remedies. No remedy or election hereunder shall be
                -------------------
deemed exclusive but shall whenever possible be cumulative with all other remedies at law or in equity.

          27.13 Choice of Law. This Lease shall be governed by the laws of the
                -------------
State of Washington. The parties agree that venue for any action hereunder shall properly lie in King County, Washington.

          27.14 Attorneys' Fees. In the event of any action or proceeding
                ---------------
brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees. In addition, should it become necessary for Landlord to employee legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and court costs reasonably incurred. For the purposes of this provision, the terms "action" or "proceeding" shall include arbitration, administrative, bankruptcy, and judicial proceedings included appeals therefrom.

          27.15 Real Estate Commission. Tenant and Landlord each warrant to the
                ----------------------
other that, other than Cushman & Wakefield, no real estate broker or agent has been employed by Tenant or Landlord or is entitled to receive any commission or fee with respect to this transaction other than Cushman & Wakefield, to whom Landlord has consented by written agreement and to whom Landlord has agreed to pay a commission. Tenant and Landlord shall each indemnify and save the other harmless from the claims of any real estate brokers or agents with whom Tenant or Landlord as the case may be, may have dealt with respect to this transaction, other than as so consented to by Landlord.

          27.16 Execution. This Lease may be executed in several counterparts,
                ---------
each of which shall be deemed an original instrument.

          27.17 Notices. All notices to be given hereunder shall be in writing
                -------
and shall be personally delivered and receipt acknowledged, sent by United States certified mail, return receipt requested, sent by facsimile, with original delivered within three (3) business days, or sent by overnight delivery through public or private service, delivery charge prepaid, and addressed to the party at the respective mailing address as herein set forth.

     To Landlord at:

     Centennial Venture Limited Partnership
     c/o Sound Ventures Management Company
     400 West Gowe Street, Suite 412
     Kent, WA 98032
     Attn: Stephanie Klappenbach

     To Tenant at:

     HDE, INC.
     400 West Gowe, Suite 324
     Kent, WA 98032
     Attn:  David Glidewell
            Gordon Hanson

     It is understood that each party may change the address to which notices may be sent by giving a written notice of such change to the other party hereto in the manner herein provided.

          27.18 Corporate Authority. If Tenant is a corporation, each individual
                -------------------
executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with it terms. Tenant further represents and warrants that it is fully registered and qualified to do business in the State of Washington.

          27.19 Limited Partnerships. It is understood and agreed that any
                --------------------
claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors, or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

          27.20 Financial Statements. Upon the written request of the Landlord,
                --------------------
which request shall be made by the Landlord no more than once per year at such time as such financial statements shall consist of year-to-date reports for Landlord is required to provide such financial information to Landlord's lender, Tenant shall deliver to Landlord financial statements of Tenant, including a balance sheet, income statement and statement of retained earnings. Such financial statements shall consist of year-to-date reports for the current fiscal year and annual reports for the last three fiscal years of Tenant. Each such financial statement shall be dated as of the end of such reporting period, shall be in reasonable detail and shall be duly certified by an independent certified public accountant as being correct, complete, fairly representative of the financial condition of Tenant as of such date and prepared in accordance with generally accepted accounting principles consistently applied.

          27.21 Condition of Premises. Tenant shall be deemed to have accepted
                ---------------------
and taken possession of the Premises in "as-is" condition. Landlord has made no representation or warranty to Tenant, express or implied, respecting the condition of the Premises, Building, or Property.

     28.  OPTION TO EXTEND.
          ----------------

          28.1 Option Exercise. Tenant is given the option to extend the term on
               ---------------
all provisions contained in the Lease, for one (1) one-year period (the 1-year extension of the initial term shall be referred to as the "Option Period"). Tenant may extend the Lease term, following expiration of the initial 14 month term, by giving notice of exercise of the option ("Option Notice") to Landlord at least ninety (90) days before the expiration of the initial 14 month Lease term, provided that if Tenant is in default on the date of giving Option Notice, the Option Notice shall be ineffective unless Tenant timely cures such default in accordance with the terms of this Lease, such Option Period shall not commence and this Lease shall expire at the end of the then current term. Tenant shall have no other right to extend the term beyond the Option Period, unless the parties otherwise agree in writing.

          28.2 Option Period Rent. Monthly Rent for each month of the Option
               ------------------
Period shall be $6,264.50/month.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

Tenant                                Landlord
------                                --------

HDE, INC.                             KENT CENTENNIAL LIMITED
                                      PARTNERSHIP

                                      By:  CENTENNIAL VENTURE
                                           LIMITED PARTNERSHIP,
By /s/ David Glidewell                     Its General Partner
   -----------------------
   David Glidewell
   Its   VP/SEC
       -------------------            By:  /s/ Douglas W. Klappenbach
                                           --------------------------
                                           Douglas W. Klappenbach
By /s/ Gordon Hanson                       Its General Partner
   -----------------------
   Gordon Hanson
   Its President
       -------------------


TENANT'S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS LEASE IS UNCONDITIONALLY AND IRREVOCABLY GUARANTEED BY THE UNDERSIGNED CORPORATION.


HDE, INC.


By /s/ David W. Glidewell
   -----------------------
   David Glidewell
   Its  VP/SEC
       -------------------


By /s/ Gordon Hanson
   -----------------------
   Gordon Hanson

Its  President
    ----------------------



STATE OF WASHINGTON  )
                     )ss.
COUNTY OF KING       )


     On this day personally appeared before me David Glidewell and Gordon Hanson, to me known to be the VP/Sec and President of HDE, INC., the corporation
                              ------     ---------
that executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated the he was duly authorized to execute said instrument on behalf of the corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February 1996.


                                                /s/ Shannon Nugent
                                                -----------------------------
                                                NOTARY PUBLIC in and for the
                                                State of Washington, residing at
                                                Federal Way; My commission
                                                expires: 6/15/99



STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     On this day personally appeared before me DOUGLAS W. KLAPPENBACH to me known to be the General Partner of Centennial Venture Limited Partnership, General Partner of KENT CENTENNIAL LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and on oath stated that he was duly authorized to execute said instrument on behalf of the partnership.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of FEBRUARY, 1996.


                                                /s/ [ILLEGIBLE]
                                                -----------------------------
                                                NOTARY PUBLIC in and for the
                                                State of Washington, residing at
                                                Seattle; My Commission expires:
                                                8-4-96

                                   EXHIBIT A

                    [FLOOR PLAN - THIRD FLOOR APPEARS HERE]

                                   EXHIBIT B

                               LEGAL DESCRIPTION
                               -----------------


Lot A City of Kent Lot Line Adjustment No. LL-89-36 Recorded January 24, 1990 under King County Recording No. 9001240759.

                                   EXHIBIT C

                                 RENT SCHEDULE
                                 -------------


Month 1 (February, 1996)                                    $3,132.25/month

Months 2-12                                                 $6,264.50/month

                                   EXHIBIT D

                                SIGN GUIDELINES
                                ---------------

1. Landlord shall provide a lobby directory sign system, including building lobby and elevator lobby signage.

2. Tenant shall be entitled to a single suite identification sign. Landlord shall provide a building standard sign with Tenant's name and suite number.

                           FIRST AMENDMENT TO LEASE

                                      AND

                       EXTENSION AND EXPANSION AGREEMENT

THIS FIRST AMENDMENT TO LEASE AND EXTENSION AND EXPANSION AGREEMENT is made this 19 day of July, 1996, by and between THE CITY OF KENT, a Washington municipal corporation ("Landlord"), and HDE, INC., a Washington corporation ("Tenant").

                                  WITNESSETH:

WHEREAS, Tenant and Landlord's predecessor in interest, KENT CENTENNIAL LIMITED PARTNERSHIP ("Kent Centennial"), have entered into that certain Lease dated as of the 31st day of January, 1996 (the "Lease"); and

WHEREAS, on July 1, 1996, Landlord purchased the Land described in the Lease and assumed Kent Centennial's obligations as Landlord under the Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease to grant Tenant an additional option to extend the term thereof, to expand the Premises, and to state the applicable Monthly Rent of the Lease and other agreements between Landlord and Tenant;

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

                                  AGREEMENTS:

1.   The following additional provision shall be added to Section 2 of the
     Lease:

          2.1  Expansion Area. The Premises shall be expanded to include an
               --------------
     additional 1,406 square feet all as mote particularly shown on the Exhibit
                                                                        -------
     E attached hereto and constituting a part hereof (the "Expansion Area"),
     -
     which brings to total square footage of the Premises to 5,848 square feet.

2.   The following additional provision shall be added to Section 4 of the
     Lease:

          4.2  Expansion Area Tenant Improvements. Tenant accepts the existing
               ----------------------------------
     Tenant Improvements in that portion of the Premises constituting 4,442 square feet (i.e., without the Expansion Area) in "as-is, where-is" condition without modification or further improvement or alteration. With respect to the Expansion Area, Tenant shall cause, at Tenant's expense, SVI Construction Company, a Washington corporation ("SVI") to construct and complete the tenant improvements shown on Exhibit E (the "Expansion Area
                                               ---------
     Tenant Improvements"). The costs of the Expansion Area Tenant Improvements shall be paid by Tenant directly to SVI. It is anticipated that the Expansion Area Tenant Improvements will be completed on or before August 30,1996. Monthly Rent for the premises that include the Expansion Area shall be in the amount set forth in Section 5.1 and shall commence as set forth in Section 5.1.

3. There shall be added an additional sentence at the end of Section 5.1 of the Lease:

     Notwithstanding the foregoing or the Rent Schedule shown on EXHIBIT C, but
                                                                 ---------
     subject to the foregoing conditions, Monthly Rent for the Premises which includes the Expansion Area shall be in the amount of $8,284.67 per month, and shall commence upon Tenant's occupancy of the Premises of which the Expansion Area is a part, but in no event later than September 1, 1996.

4.   There shall be added an additional Section 5.5 to the Lease:

          5.5 The Monthly Rent commencing after Tenant's occupancy of the Premises of which the Expansion Area is a part includes the amount of $4.95 per square foot per year as the "Operating Expense Base for 1996". The Monthly Rent shall be adjusted to include Tenant's Share of Operating Expenses in excess of the Operating Expenses Base for 1996. If Tenant's Share of the Operating Expenses paid or incurred by Landlord for any calendar year exceeds the Operating Expenses Base for 1996 included in the Monthly Rent, then Tenant shall pay such excess of additional rent in accordance with the last three paragraphs of Section 5.2.3 of the Lease.

5. The Tenant's Share of 6.2% identified in Section 5.2.2 shall be amended to be 8.2% upon the Expansion Area Monthly Rent Commencement Date.

6. Section 28. Of the Lease is deleted in its entirety and replaced with the following:

     28.  Options to Extend.

          28.1 Option Exercise. Tenant is given the option to extend the term on
               ---------------
     all provisions contained in the Lease, two (2) one-year periods (the "First Option Period" and "Second Option Period"). Tenant may extend the Lease term, following expiration of the initial 12 month term or First Option Period, as the case may be, by giving notice of exercise of the option ("Option Notices") to Landlord at least ninety (90) days before the expiration of the initial Lease term or First Option Period, as the case may be, provided that if Tenant is in default on the date of giving either Option Notice, the Option shall be ineffective unless Tenant timely cures such default in accordance with the terms of this Lease, such Option Period shall not commence, and this Lease shall expire at the end of the then current term. Tenant shall have no other right to extend the term of this Lease beyond the First and Second Option Periods, unless the parties otherwise agree in writing.

          28.2 Options Periods Rent. Monthly Rent for each month of the First
               --------------------
     and Second Option Periods shall be $8,284.67.

7. For purposes hereof, all capitalized terms, unless otherwise defined herein, shall have the same meaning as set forth in the Lease.

8. Tenant hereby certifies to Landlord that the Lease is in full force and effect; that there exist no uncured defaults on the part of Landlord under the Lease.

9. Except as modified by this First Amendment to Lease and Extension and Expansion Agreement, all terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEROF, the parties hereto have executed the First Amendment to Lease and Extension and Expansion Agreement as of the date first above written.

Tenant                              Landlord
------                              --------


HDE, Inc                            THE  CITY OF KENT



By: /s/ Gordon L. Hanson            By: /s/ Charles Lindsey
   ---------------------------         --------------------------
   Its:  President                     Its:  Facilities Manager
        ----------------------              ---------------------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )


On this day personally appeared before me Charles Lindsey, to me known to be the Landlord/representative of Centennial Center, the person that executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said ______ for the uses and purposes therein mentioned, and on oath stated that was duly authorized to execute said instrument on behalf of the City of Kent.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of July, 1996.

                                    /s/ Rosalie Givens
                                    -----------------------------------
                                    NOTARY PUBLIC in and for the
                                    State of Washington residing
                                    at Kent, Washington; My
                                    commission expires 8-19-97


STATE OF WASHINGTON   )
                      )ss.
COUNTY OF KING        )

On this day personally appeared before me Gordon L. Hanson, to me known to be the President of HDE, the Incorp that executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said __________ for the uses and purposes therein mentioned, and on oath stated that he was duly authorized to execute said instrument on behalf of the Incorporation.

     IN WITNESS WHEROF, I have hereunto set my hand and seal this 19th day of July, 1996.

                                    /s/ Rosalie Givens
                                    -----------------------------------
                                    NOTARY PUBLIC in and for the
                                    State of Washington residing
                                    at Kent, Washington; My
                                    commission expires: 8-19-97

                                    EXHIBIT E

                           [FLOOR PLAN APPEARS HERE]

                                     [LOGO]

                      [LETTERHEAD OF SOUND VENTURES INC.]



September 16, 1998



Mr. Gordon Hanson
HDE, Inc.
400 West Grove, Suite 300
Kent, WA 98032

RE:   Centennial Center, Suite 300
      Extension of Lease Term

Gentlemen:

As requested, on behalf of Centennial Center and the City of Kent, we are pleased to present the following lease extension proposal:

1.    Tenant:                           HDE, Inc.

      Landlord:                         The City of Kent

2.    Lease Extension Term              This lease extension shall be for a term
                                        of 12 month and shall commence of
                                        February 1, 1999 (the "Commencement
                                        Date") and shall end on January 31, 2000
                                        (the "Termination Date").

3.    Square Footage:                   Suite 3005,848 sf, Rentable (appx)

4.    Lease Extension Rental Rate:      Rental Rate for the extension term shall
                                        be:

                                        Feb 1, 1999 - Jan 31, 2000 $9,228.00/mo

                                        Gross lease encompassing all operating
                                        expenses with pass through
                                        reconciliation on an annual basis.

                                        Please note that the above rate includes an increase in the CAM amount, effective January 1999 to $5.10/sf. This is the first increase in CAM since 1995.

Tenant hereby certifies to Landlord that the Lease is in full force and effect; that there exist no uncured defaults on the part of the Landlord under the Lease; and that Tenant accepts the condition of the Premises in their current, existing and "as-is" condition.

LETTER TO D. GLIDEWELL/HDE, INC.
RE: LEASE EXTENSION, SUITE 300
SEPTEMBER 16, 1998 - PAGE 2

[LOGO]

Except as modified by the proposed terms, all terms and conditions of the Lease shall remain in full force and effect.

The signed copy shall be a non-binding agreement and shall act as a Letter of Intent and authorization for Landlord to prepare for the appropriate lease document for your review and signature. If the general terms and conditions detailed above meet with you approval, please sign below and return a copy of this letter prior to noon, September 30, 1998, at which time the offer shall expire.

If you have any questions, please feel free to contact me at (206) 223-9500, ext. 105

Sincerely,

/s/ Lauran Kinnunen
---------------------
Lauran Kinnunen
Director of Marketing


                                           Approved & Accepted HDE, INCORPORATED


                                           By /s/ Gordon Hanson
                                             -----------------------------------
                                           Its  President
                                              ----------------------------------
                                           Date 9/23/98
                                               ---------------------------------

Enclosures:  Exhibit A, original sf. 2-1-96
             Exhibit E, additional sf. 7-19-96



cc: Charlie Lindsey, City of Kent
    Stephanie Klappenbach, SVI

                    [FLOOR PLAN - THIRD FLOOR APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

[LETTERHEAD OF KENT CENTENNIAL LTD. PARTNERSHIP]              1996 RENT SCHEDULE
                                                                        INVOICES

Contact for Rental Payment:

Mr. David Glidewell                                              Occupancy Date:
Mr. Gordon Harson
HDE, Inc.                                                       February 1, 1996
400 West Gowe St., Suite #324
Kent, WA 98032


January                 Rent/C.A.M.                               0.00

February                Rent                                  2,220.21
                        C.A.M                                   912.04
                                                            ----------
                        Amount Due                            3,132.25
                        Pre-pd Rent 12/6/95                  (5,593.00)
                                                            ----------
                        Balance Remaining                    (2,460.75)

March                   Rent                                  4,440.43
                        C.A.M                                 1,824.08
                                                            ----------
                        Amount Due                            6,264.50
                        Pre-pd Rent                          (2,460.75)
                                                            ----------
                        Amount Due                            3,803.75

April                   Rent/C.A.M.                           6,264.50

May                     Rent/C.A.M.                           6,264.50

June                    Rent/C.A.M.                           6,264.50

July                    Rent/C.A.M.                           6,264.50

August                  Rent/C.A.M.                           6,264.50

September               Rent/C.A.M.                           6,264.50

October                 Rent/C.A.M.                           6,264.50

November                Rent/C.A.M.                           6,264.50

December                Rent/C.A.M.                           6,264.50

                                    Page 1